UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 23, 2021

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street

Tacoma, WA 98402-2156

(Address of principal executive offices and zip code)

(253) 305-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 23, 2021, Columbia Banking System, Inc., a Washington corporation, (“Columbia”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bank of Commerce Holdings, a California corporation (“Bank of Commerce”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Bank of Commerce will merge with and into Columbia (the “Merger”), with Columbia continuing as the surviving corporation (the “Surviving Corporation”). Promptly following the Merger, Merchants Bank of Commerce, a California state-chartered bank and wholly-owned subsidiary of Bank of Commerce, will merge with and into Columbia State Bank, a Washington state-chartered bank and wholly-owned subsidiary of Columbia (“Columbia Bank”), with Columbia Bank as the surviving bank (the “Bank Merger,” and together with the Merger, the “Mergers”). The Merger Agreement was unanimously adopted by the board of directors of Columbia (the “Columbia Board”) and the board of directors of Bank of Commerce (the “Bank of Commerce Board”).

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Merger becomes effective (the “Effective Time”), the Bank of Commerce shareholders will have the right to receive, in respect of each share of common stock of Bank of Commerce (“Bank of Commerce Common Stock”), a number of common shares of Columbia (“Columbia Common Stock”) equal to the Exchange Ratio (as defined below), subject to adjustments as set forth in the Merger Agreement (the “Merger Consideration”). “Exchange Ratio” means 0.40 of a share of Columbia Common Stock per each share of Bank of Commerce Common Stock.

The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written consent of the parties; (ii) by either party in the event that any required regulatory approval is not obtained; (iii) by either party in the event that, under certain circumstances, the Merger will not have been consummated by March 31, 2022 which may be extended in certain circumstances; (iv) by either party in the event of a breach by the other party of any covenant or agreement or any representation or warranty that would result in the failure of certain conditions to the Merger Agreement; (v) by either party if the requisite Bank of Commerce shareholder approval is not obtained; (vi) by Columbia in the event Bank of Commerce fails to recommend approval of the Merger Agreement to its shareholders; (vii) by Bank of Commerce, prior to Bank of Commerce shareholder approval, to enter into a superior proposal; and (viii) by Bank of Commerce in the event (a) the average closing price of Columbia Common Stock (“Columbia Average Closing Price”) for the twenty consecutive Nasdaq trading days prior to the fifth business day immediately prior to the closing date (the “Determination Period”) declines by more than 15% from an average price for the Columbia Common Stock as of prior to signing (“Signing Price”) and (b) the Columbia Average Closing Price underperforms the Keefe, Bruyette & Woods Regional Banking Index by greater than fifteen percent (15%); provided, however, if Bank of Commerce exercises its termination right described in clause (viii), Columbia will have the option, in its sole discretion, of reinstating the Merger by adjusting the Exchange Ratio to a number equal to the lesser of (A) a quotient, the numerator of which is the Signing Price multiplied by 0.85 and by the Exchange Ratio, and the denominator of which is the Parent Average Closing Price, or (B) the product of (1) a quotient, the numerator of which is the Signing Price multiplied by 0.85 and by the Exchange Ratio, and the denominator of which is the Parent Average Closing Price, multiplied by (2) the percent change in the Keefe, Bruyette & Woods Regional Banking Index.

The Merger Agreement provides that at the Effective Time, any vesting conditions applicable to each outstanding share of restricted stock (“Bank of Commerce Restricted Share”) will automatically, and without any action on the part of the holders thereof, accelerate in full and will be cancelled and will only entitle the holders of such Bank of Commerce Restricted Share to receive the Merger Consideration (less applicable taxes required to be withheld with respect to such vesting). The Merger Agreement provides that at the Effective Time, each outstanding option award to purchase shares of Bank of Commerce Common Stock (“Bank of Commerce Stock Options”), whether vested or unvested, will automatically and without any action on the part of the holders thereof, be cancelled and will only entitle the holders of such Bank of Commerce Stock Options to receive (without interest), an amount in cash equal to the product of (i) the number of shares of Bank of Commerce Common Stock subject to such Bank of Commerce Stock Options immediately prior to the Effective Time, multiplied by (ii) the excess, if any of (A) the product of (x) the Exchange Ratio multiplied by (y) the Parent Average Closing Period for the Determination Period, over (B) the exercise price per share of Bank of Commerce Common Stock of such Bank of Commerce Stock Options less applicable taxes required to be withheld with respect to such payment.

Consummation of the Merger is subject to customary conditions, including, among others, approval by the Bank of Commerce shareholders and receipt of required regulatory approvals.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Columbia, Bank of Commerce, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of Bank of Commerce and a Prospectus of Columbia, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Columbia and Bank of Commerce make with the Securities and Exchange Commission (the “SEC”).

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Bank of Commerce, Columbia or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Bank of Commerce’s and Columbia’s public disclosures.

Concurrently with the execution of the Merger Agreement, the directors of Bank of Commerce have entered into a Voting Support Agreement with Columbia pursuant to which such directors have agreed, among other things, to vote their shares of Bank of Commerce Common Stock in favor of the Merger Agreement and the transactions contemplated thereby.

Item 7.01.	Regulation FD Disclosure

On June 23, 2021, Columbia and Bank of Commerce issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 24, 2021, Columbia intends to hold a joint investor conference call with Bank of Commerce regarding the Mergers. On the call, Columbia, along with Bank of Commerce, intends to discuss certain financial and other information relating to the Mergers and the Merger Agreement. Slides that will be made available in connection with the conference call are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 is furnished and will not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, except as will be expressly set forth by specific reference in such document or filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause Columbia’s or Bank of Commerce’s performance or achievements to be materially different from any expressed, implied or projected future results, performance, or achievements.

Forward-looking statements speak only as of the date they are made and neither Columbia nor Bank of Commerce assumes, and does not undertake, any duty to update forward looking statements, except as required by law. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Such forward-looking statements include, but are not limited to, statements with respect to Columbia’s and Bank of Commerce’s beliefs, goals, intentions and expectations about the benefits of the business combination transaction involving Columbia and Bank of Commerce, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Mergers do not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all or regulatory approvals are obtained subject to conditions that are not anticipated; (ii) changes in Columbia’s share price before closing, including as a result of the financial performance of Bank of Commerce prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; (iii) the risk that the benefits from the transaction may not be fully realized when expected or at all or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and Bank of Commerce operate; (iv) the ability to promptly and effectively integrate the businesses of Columbia and Bank of Commerce with the expected timeframes or at all; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; (vi) diversion of management time on merger-related issues from ongoing business operations and opportunities; (vii) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; (viii) the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of either or both parties to the merger; (ix) certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; and (x) other risks that are described in Columbia’s and Bank of Commerce’s public filings with the SEC. For more information, see the risk factors described in each of Columbia’s and Bank of Commerce’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

Additional Information about the Mergers and Where to Find It

Bank of Commerce shareholders are urged to carefully review and consider each of Columbia’s and Bank of Commerce’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. In connection with the proposed transaction, Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Bank of Commerce and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Columbia and Bank of Commerce are urged to carefully read the Registration Statement and the Proxy Statement/Prospectus regarding the transaction in their entirety when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A definitive Proxy Statement/Prospectus will be sent to the shareholders of Bank of Commerce seeking any required shareholder approvals. The Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov. BANK OF COMMERCE SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BEFORE VOTING ON THE TRANSACTION.

Investors will also be able to obtain these documents, free of charge, from Bank of Commerce by accessing Bank of Commerce’s website at www.bankofcommerceholdings.com under the tab “Investor Services” and then under the heading “Corporate Profile” or from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations”. Copies can also be obtained, free of charge, by directing a written request to Columbia, Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to Bank of Commerce Holdings, Attention: Corporate Secretary, 555 Capitol Mall, Suite 1255, Sacramento, California 95814-4606.

Participants in Solicitation

Columbia and Bank of Commerce and Bank of Commerce’s directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Bank of Commerce in connection with the Merger. Information about the directors and executive officers of Bank of Commerce and their ownership of Bank of Commerce Common Stock is set forth in the proxy statement for Bank of Commerce’s 2021 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 12, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d)

2.1	Agreement and Plan of Merger, dated as of June 23, 2021, by and between Columbia Banking System, Inc. and Bank of Commerce Holdings.*

99.1	Joint Press Release issued June 23, 2021.

99.2	Slide Presentation to be made available in connection with investor conference call held on June 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies of such schedules (or similar attachments) to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date: June 24, 2021	/s/ Aaron James Deer
Aaron James Deer
Chief Financial Officer